Accrued Liabilities	12 Months Ended
Oct. 31, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities
11.	Accrued Liabilities

As of October 31	2011	2010
Employee-related accruals(a)(Note 22)	$6,716	$11,166
FDA provision(b)	8,325	8,620
Captive insurance liability (Note 25)	4,492	6,402
Restructuring provision (Note 18)	4,004	7,356
AECL revenue share and waste disposal	3,004	6,677
Accrued transaction costs and closing adjustments for divestitures and discontinued operations	41	13,470
Other(c)	26,332	24,366
Accrued liabilities	$52,914	$78,057

(a)      Includes annual incentive payout accruals of $2.5 million (October 31, 2010 - $6.4 million).

(b)      The FDA provision was established in fiscal 2007 to address certain U.S. Food and Drug Administration (FDA) issues related to the Company's discontinued bioanalytical operations in its Montreal, Canada, facilities. Although the bioanalytical operations were part of MDS Pharma Services, Nordion has retained this potential liability following the sale of Early Stage. The Company may, where appropriate, reimburse clients who have incurred or will incur third party audit costs or study re-run costs to complete the work required by the FDA and other regulators. Management regularly updates its analysis of this critical estimate based on all currently available information. Based on this analysis, the Company recorded payments of $0.2 million (2010 ― $9.9 million; 2009 ― $10.3 million) for the year ended October 31, 2011. As of October 31, 2011, management believes that the remaining provision of $8.3 million (October 31, 2010 ― $8.6 million) is sufficient to cover any agreements reached with clients for study audits, study re-runs, and other related costs. Included in this potential liability are amounts for two legal claims the Company has been served with related to repeat study costs (Note 26).

(c)      Other includes the settlement accrual for the arbitration with Life (Note 3), derivative liabilities, royalties, tax reassessments and various miscellaneous payables.